UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): September 27, 2011

BLUEKNIGHT ENERGY PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

DELAWARE	001-33503	20-8536826
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

Two Warren Place 6120 South Yale Avenue, Suite 500 Tulsa, Oklahoma	74136
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:  (918) 237-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On September 27, 2011, Blueknight Energy Partners, L.P. (the “Partnership”) filed a prospectus supplement in connection with the Partnership’s rights offering (the “Rights Offering”) with the Securities Exchange Commission (the “SEC”).  Additional exhibits are filed on this Current Report on Form 8-K in connection with the Rights Offering under the Partnership’s Registration Statement on Form S-3 (No. 333-175124) previously filed with the SEC.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits

EXHIBIT NUMBER		DESCRIPTION

4.1	—	Rights Agent Agreement, dated as of September 27, 2011, between Blueknight Energy Partners, L.P. and American Stock Transfer & Trust Company, LLC, as rights agent.
4.2	—	Form of Right Certificate.
4.3	—	Form of Series A Preferred Unit Certificate.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEKNIGHT ENERGY PARTNERS, L.P.

	By:	Blueknight Energy Partners G.P., L.L.C.
its General Partner

Date: September 27, 2011	By:	/s/ Alex G. Stallings
Alex G. Stallings
Chief Financial Officer and Secretary

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION

4.1	—	Rights Agent Agreement, dated as of September 27, 2011, between Blueknight Energy Partners, L.P. and American Stock Transfer & Trust Company, LLC, as rights agent.
4.2	—	Form of Right Certificate.
4.3	—	Form of Series A Preferred Unit Certificate.